                             ARTICLES OF PARTNERSHIP


     LARSE CORPORATION, a California corporation, VANDERSON CONSTRUCTION, a California corporation, DONN H. BYRNE, JOHN D. BRADY, THOMAS J. CUNNINGHAM, JR., ______________ and ___________________________ voluntarily associate themselves together as General Partners pursuant to the terms and conditions set forth in these Articles of Partnership.

                                   ARTICLE I.

                              NATURE OF PARTNERSHIP.

     1.01 TYPE OF BUSINESS. This Partnership is formed for the purpose of acquiring, owning, developing and operating the land commonly known as Parcel Number 17 of Marriott Business Park, said property being more specifically identified in Exhibit "A" attached hereto and the construction thereon of buildings and related improvements. The Partnership shall engage in no other business, nor shall it acquire any additional real property without the written consent of all of the Partners and an appropriate amendment to this Partnership Agreement.

     1.02 NAME OF PARTNERSHIP. The name of the Partnership shall be LARVAN PROPERTIES.

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     1.03  TERM OF PARTNERSHIP.  The term of the Partnership shall be for a period of twenty-five (25) years from the date of this Agreement unless sooner terminated as herein provided.

     1.04 PLACE OF BUSINESS. The principal place of business of the Partnership shall be at 1345 Vander Way, San Jose, California 95112 or at such other place or places as may from time to time be agreed on by a majority in interest of the Partners.

     1.05 LAW OF FORMATION AND GOVERNING LAW. This Partnership shall be governed by the Uniform Partnership Act as adopted by the State of California which shall be controlling for all matters relating to the formation, operation, dissolution, and liquidation of the Partnership unless otherwise provided herein.

                                   ARTICLE II.

                                   FINANCIAL.

     2.01 INITIAL CASH CONTRIBUTION. The initial cash contribution of the partnership shall be as follows:


               Larse Corporation             $________
               Vanderson Construction        $________
               Donn H. Byrne                 $________
               John D. Brady                 $________

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               Thomas J. Cunningham, Jr.     $________
               ___________________________   $________
               ___________________________   $________
               TOTAL INITIAL CASH
                  CONTRIBUTION     $________


     2.02 OWNERSHIP INTEREST. Each of the Partners shall have an ownership interest in the capital of the Partnership for any capital in excess of the initial contributions shown in paragraph 2.01 above, in the percentages shown next to each Partner's signature on the signature page hereof. Such percentages of ownership shall be stated in decimal equivalents rounded to four places, the total of which shall equal 1.000.

     2.03 CALLS FOR ADDITIONAL CAPITAL. Whenever it is determined by the written agreement of the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership that the Partnership's capital is or presently is likely to become insufficient for the conduct of its business, those Partners may, by written notice to all Partners, call for additional contributions to capital. Such contributions shall be payable in cash no later than the date specified in the notice and no sooner than twenty (20) days after the notice is given. Each Partner shall be liable to the Partnership for his share of the aggregate contributions duly called for under this paragraph. Each Partner's share of such required additional contribution to capital shall be in the same proportion as his

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interest in ownership of the Partnership without regard to the cash contributions of the parties reflected in paragraph 2.01.

     2.04 FAILURE TO CONTRIBUTE. If any Partner or Partners fail to pay any contribution to the Partnership capital at the time and in the form and amount required by paragraph 2.03 hereof, the Partnership shall not dissolve or terminate, but shall continue as a Partnership. The Partnership shall promptly give written notice to all Partners of the failure of a Partner to make payment, specifying the amount not paid. Any or all of the remaining Partners who have made their contribution shall be entitled to elect, by giving written notice of election to the Partnership within ten (10) days after the Partnership gives notice of the default, to make the contribution of the Partner or Partners who failed to make the required contribution. If more than one Partner elects to make the contribution of the defaulting Partner or Partners, each shall share in the contribution in the same proportion that their respective ownership percentages as provided in paragraph 2.02 bears to the total of all ownership percentages of the Partners electing to make the contribution(s) for the defaulting Partner or Partners. From and after the time the non-defaulting Partner(s) makes the required contribution of a defaulting Partner(s), each Partner's interest in the capital of the partnership shall be in the same proportion that the

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                                       -5-


aggregate contributions to the capital of the Partnership made by such Partner from the commencement of the Partnership bears to the aggregate contributions made by all Partners to the capital of the Partnership from the commencement of the Partnership.

     2.05 WITHDRAWAL OF CAPITAL. No portion of the capital of the Partnership may be withdrawn at any time without the express written consent of the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership.

     2.06 INTEREST ON CAPITAL. No Partner shall be entitled to interest on his contributions to the capital of the Partnership.

     2.07 LOANS TO PARTNERSHIP. No Partner may loan or advance money to the Partnership without the written consent of a majority in interest of the remaining Partners. Any such loan by a Partner to the Partnership shall be separately entered on the books of the Partnership as a loan to the Partnership, shall bear interest at such rate as may be agreed on by the lending Partner and a majority of the remaining Partners, and shall be evidenced by a promissory note delivered to the lending Partner and executed in the name of the Partnership by a majority of the remaining Partners.

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     2.08  BOOKS OF ACCOUNT.  Complete and accurate accounts of all transactions of the Partnership shall be kept in proper books, and each Partner shall enter, or cause to be entered therein, a full and accurate account of all his transactions on behalf of the Partnership.

     2.09 INSPECTION OF BOOKS. The books of account and other records of the Partnership shall, at all times, be kept in the principal place of business of the Partnership, and each of the Partners shall at all times have access to and may inspect and copy any of them.

     2.10 METHOD OF ACCOUNTING. The books of account of the Partnership shall be kept on a cash basis.

     2.11 FISCAL YEAR. The fiscal year of the Partnership shall end on the 31st day of December of each year.

     2.12 ACCOUNTINGS. The Partnership will provide each Partner with quarterly statements of operations. In addition, as soon after the close of each fiscal year as is reasonably practicable, a full and accurate inventory and accounting shall be made of the affairs of the Partnership as of the close of such fiscal year. On such accounting being made, the net profit or net loss sustained by the Partnership during such fiscal year shall be ascertained and credited or debited, as

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the case may be, in the books of account of the Partnership to the respective
Partners in the proportions specified in Paragraph 2.14 of these Articles.

     2.13 DEFINITION OF PROFITS AND LOSSES. The term "net profits" and "net losses" as used in these Articles shall mean the net profits and net losses of the Partnership as determined for federal income tax purposes and to the extent possible in accordance with generally accepted accounting principles for each accounting period provided for in these Articles.

     2.14 PROFITS AND LOSSES. The net profits or net losses of the Partnership shall be credited or charged, as the case may be, to the Partners in accordance with the ownership percentages designated on the signature page of these Articles, or such percentages as the same may be altered in accordance with Paragraph 2.04.

     2.15 SPECIAL ALLOCATION. Upon a sale of the real property owned by the Partnership, a special allocation of income shall be made to the following partners in the amounts shown:

                    Larse Corporation             $________
                    Vanderson Construction        $________
                    Donn H. Byrne                 $________
                    John D. Brady                 $________
                    Thomas J. Cunningham, Jr.     $________
                    ___________________________   $________

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                    ___________________________   $________


The foregoing allocation is to be made in the event of any sale of the property regardless of whether the sale transaction results in a profit or loss. This allocation shall be deemed a guaranteed payment as provided in Section 704 of the Internal Revenue Code of 1954, as amended.

     2.16 CAPITAL ACCOUNTS. An individual capital account shall be maintained for each Partner consisting of his initial cash contribution under paragraph 2.01, plus any additional contributions to the Partnership capital made pursuant to paragraphs 2.03 and 2.04 and any other provision of these Articles.

     2.17 INCOME ACCOUNTS. An individual income account shall be maintained for each Partner. At the end of each fiscal year, each Partner's share of the net profits or net losses of the Partnership shall be credited or debited to and his withdrawals during such fiscal year deducted from, his income account.
After such amounts have been credited or debited to and deducted from a Partner's account, any balance or deficit remaining in such account shall be treated as a loan to or from the Partnership payable on demand with interest at the then prime rate established by Bank of America, NT&SA, San Francisco, California (not to exceed ten percent (10%), and

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shall not be transferred to or charged against such Partner's capital account.
Said interest shall start accruing at the end of each fiscal year, on any balance or deficit remaining. At the election of the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership, any credit in the income account may be paid to the Partners at the end of the fiscal year of the Partnership.

     2.18 BANK ACCOUNTS. All funds of the Partnership shall be deposited in accounts in the name of the Partnership at Bank of America, NT&SA, Santa Clara Main Office, or such other place or places as may from time to time be selected by vote of the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership; provided, however, such institution shall be a bank or savings and loan chartered by an appropriate Federal or State banking agency. All withdrawals from any such account or accounts shall be made only by check or other written instrument signed by such person or persons as shall be designated by the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership.

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                                  ARTICLE III.

                          RIGHTS AND DUTIES OF PARTNERS

     3.01 TIME DEVOTED TO PARTNERSHIP. Each Partner shall devote such time as is necessary to the business of the Partnership. Consistent with the foregoing, each Partner may individually or in association with one or more Partners engage in any one or more related or unrelated business activities. Nothing in this Agreement or in law shall be construed as an obligation on the part of any Partner to present any real estate or other investment opportunities to the Partnership, nor shall it preclude any Partner from acquiring or holding real estate or other investments for his individual account.

     Each Partner acknowledges that some of the Partners hereunder are real estate brokers and/or real estate salesmen and are acquiring the Partnership interests hereunder as an individual investor and for his own account.

     3.02 SALARIES. No Partner shall be entitled to any salary or other compensation for his services in an about the Partnership business, except as may be expressly agreed upon in writing, signed by the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership. Should any salary by paid as set forth herein to any Partner, the amount

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of salary so paid shall be considered an expense of the Partnership, to be charged against the gross income of the Partnership in arriving at net income and shall not be considered a draw or other advance against the amount of net income available to said Partner. Nothing set forth in this paragraph shall be deemed to preclude any company employing one or more Partners from collecting commissions for services rendered to the Partnership in leasing or selling the property pursuant to separate agreement for commissions between said company and the Partnership.

     3.03 DRAWS. Each Partner shall be entitled to withdraw from the funds of the Partnership such sums per month for his own use as may from time to time be agreed upon in writing by the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership. Each such withdrawal by a Partner shall be charged against his share of the net profits of the Partnership for the fiscal year in which made. If the total of such withdrawals by any Partner during any such fiscal year exceeds his then share of the net profits for such year, the Partner shall be entitled to no further withdrawals until such deficiency has been repaid to the Partnership. The limitation on the amount of such withdrawals contained in this paragraph may be increased or decreased at

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any time by the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership.

     3.04 MANAGEMENT AND MANAGEMENT COMMITTEE. Each Partner shall have a voice in the management and conduct of the Partnership business. Any differences arising among the Partners as to ordinary matters connected with the Partnership business shall be decided by a majority in interest of the Partners as determined by the percentage ownership interests designated on the signature page of these Articles or such percentages as the same may be altered in accordance with paragraph 2.04. No act in contravention of these Articles, however, may be legally done without the consent in writing of all the Partners. Notwithstanding the above, the Partnership may from time to time, as a matter of convenience, employ a property management firm to control and be responsible for the day-to-day operations of the Partnership. A majority in interest of the partners shall select the property management firm. The duties and responsibilities of said property management firm and its reimbursement rate for these services shall be identified in a separate agreement.

     All matters not consistent with the day-to-day operations shall be decided by the vote of the Partners holding at least two-thirds (2/3) of the ownership interest in the

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                                      -13-


Partnership. Should any Partner insist in writing that a matter involves decisions not in the ordinary day-to-day operation of the business, the resolution of that decision shall be made by the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership.

     3.05 POWER TO INCUR LIABILITIES. No Partner shall have authority to bind the Partnership in making contracts and incurring obligations in the name of and on the credit of the Partnership in the ordinary course of the Partnership business without the written consent of the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership. Any Partner who incurs an obligation in excess of Two Thousand Dollars ($2,000) in the name and on the credit of the Partnership in violation of this provision may be held individually liable by the other Partners for the entire amount of the obligation thus incurred.

     3.06 REIMBURSEMENT OF EXPENSES AND INDEMNITY AGAINST PERSONAL LIABILITY. The Partnership shall indemnify a Partner for payments made and personal liabilities and expenses reasonably incurred by him in the ordinary and proper conduct of the Partnership business or for the preservation of the Partnership business or property. The Partnership shall carry liability insurance for the Partners. Such insurance and the

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amount of coverage needed shall be as determined by the Partners holding at least two-thirds (2/3) of the ownership interest in the Partnership. Except to the extent that the Partnership is insured against liability, the Partner(s) guilty of negligence or wrongdoing shall reimburse the Partnership for damages sustained by it as a result of such negligence or wrongdoing.

     3.07 PROHIBITED ACTS. No Partner shall do any of the following acts in the ordinary course and proper conduct of the Partnership business without the consent of all other Partners:

     (a)  Loan any Partnership funds;

     (b) Incur any obligations in the name or on the credit of the Partnership except as provided in paragraph 3.05 above;

     (c) Incur any other obligations in the name or on the credit of the Partnership except in the ordinary course of the Partnership business.

     (d) Execute any document on behalf of the Partnership wherein the Partnership becomes a guarantor, surety, or endorser for any other person. Any loss sustained by the Partnership because of the breach of this paragraph by

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any Partner shall be deducted from such Partner's share of the net profits of the Partnership, or if the net profits of the Partnership for the fiscal year in which the breach occurred be insufficient, from such Partner's capital interest in the Partnership.

     (e) Attempt to withdraw, dissolve or terminate the Partnership except in accordance with the terms and provisions of this Agreement.

     3.08 PERSONAL DEBTS. Each Partner shall pay and discharge as they become due his separate obligations, and indemnify and hold harmless the other Partners and the Partnership from all costs, claims and demands in relation thereto, including but not limited to, attorney fees incurred in the defense of any such personal obligations.

     3.09 ASSIGNMENT OF INTEREST. No Partner shall sell, assign, mortgage, hypothecate or encumber his interest in the Partnership, nor shall he attempt by court proceedings or otherwise to dissolve the Partnership without first complying with the requirements of Article IV hereof.

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                                   ARTICLE IV.

                ASSIGNMENTS AND TRANSFER OF A PARTNER'S INTEREST.

     4.01  TRANSFERS.

     (a) INDIVIDUAL PARTNERS. Any Partner shall be free to sell, transfer, assign, give or bequeath his or her Partnership interest to any immediate family member or to any trust or other entity which is established for the benefit of one or more immediate family members, or which is owned at least fifty-one percent (51%) by one or more family members, provided that the transferee or transferees of said interest execute appropriate documentation agreeing to become Partners of this Partnership and agreeing to be bound by all the terms and conditions contained herein, including the restrictions on transfer of Partnership interests, and provided further that at the election of a majority in interest of non-transferring Partners or at the request of the transferee of said interest, this Partnership MAY be amended to provide that the interest so transferred shall become a limited partnership interest.

     (b) CORPORATE PARTNERS. Any corporate Partner shall be free to sell, transfer, assign or otherwise dispose of its interest to: (1) any corporation in an unbroken chain of corporations of which the corporate Partner is a party if at

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the time of the transfer each corporation in said chain, other than the last in that chain, own stock possessing eighty percent (80%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain or (2) to an employee, shareholder, or entity which is created for the purpose of, or primarily dedicated to, holding of assets as a fringe benefit or incentive for the employees of any Partner, provided that the transferee or transferees of said interest execute appropriate documentation agreeing to become Partners of this Partnership and agreeing to be bound by all the terms and conditions contained herein, including the restrictions on transfer of Partnership interests, and provided further that at the election of a majority in interest of non-transferring Partners or at the request of the transferee of said interest, this Partnership MAY be amended to provide that the interest so transferred shall become a limited partnership interest.

     4.02 RIGHT OF FIRST REFUSAL IN ALL OTHER INSTANCES. In all other instances, except as set forth in paragraph 4.01 hereof, before any Partner may pledge, transfer, assign, bequeath, give or sell his interest in the Partnership or attempt to dissolve the Partnership, he shall first submit a written offer to sell such interest, containing the price and terms, to the remaining Partners. The remaining Partners shall have

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forty-five (45) days from the receipt of said offer to notify the transferor
Partner whether or not each Partner wishes to acquire his pro rata interest of the offered Partnership share on the same terms and conditions as the written offer. Should any Partner not wish to acquire his pro rata interest, the remaining Partners shall be entitled to acquire, pro rata, the unsubscribed portion. Unless one or more Partners agree to acquire the entire interest offered, the Partner wishing to sell or transfer his interest shall be free to do so for a period of forty-five (45) days to said non-Partner third party; provided, however, that the sale or transfer must be on the same terms and conditions as the offer to the remaining Partners and the transferee of said interest agrees to become a signatory to this Partnership Agreement and be bound by the terms and conditions hereof, including but not limited to, the restrictions on transfer as set forth in this Article IV.

     4.03 BANKRUPTCY, INSANITY OR CHARGING ORDER. The remaining Partners may, by service of a written notice stating the effective date thereof on both the Partner and on the trustee, receiver or debtor in possession in bankruptcy of such Partner, or the judgment creditor of such Partner who has obtained a charging order against his interest, terminate the interest in the Partnership of any Partner:


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     (a)  Who shall have been adjudged a bankrupt pursuant to a petition in bankruptcy filed by or against him under the Bankruptcy Act of the United
States.

     (b) Who shall have filed or filed against him a petition under any chapter of the Bankruptcy Act.

     (c) Against whose interest in the Partnership an attachment has been levied or a charging order issued and said attachment or charging order has not been removed within thirty (30) days after it is issued.

     In said event, the remaining Partners shall have the option to dissolve this Partnership or to acquire pro rata the interest of the terminated Partner in accordance with the provisions of paragraphs 4.06 and 4.07 hereof.

     4.04 WITHDRAWAL OF A PARTNER. Any Partner may voluntarily withdraw from the Partnership by giving all other Partners at least sixty (60) days' written notice of his intention to do so. In said event, the remaining Partners shall have the option to dissolve this Partnership or to acquire pro rata the interest of the terminated Partner in accordance with the provisions of 4.06 and 4.07 hereof; provided, however, that a majority in interest of the remaining Partners agree to said withdrawal.

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     4.05  DEATH OF A PARTNER.  The death of a Partner shall not terminate this
Partnership. The interest of the deceased Partner may be transferred pursuant to paragraph 4.01 or acquired (as provided for a withdrawing Partner in paragraph 4.04). In the event that the recipient of a deceased Partner's interest does not elect to withdraw from the Partnership, then at the election of a majority in interest of non-transferring Partners or at the request of the transferee of said interest, this Partnership Agreement may be amended to provide that the interest so transferred shall become a limited Partnership interest.

     4.06 ESTABLISHED VALUE. The value of a Partner's interest in the Partnership for purposes of this Agreement ("Established Value") shall be based on the value of the Partnership, which shall be determined as follows:

     (a) Within ninety (90) days after the end of each fiscal year of the Partnership, the Partners holding at least two-thirds (2/3) of the ownership interest of the Partnership, after due consideration of all factors they deem relevant, determine the Partnership's value by written agreement of the Partners and that value shall remain in effect for the purposes of this Agreement from the date of that written determination until the next such written determination, and shall be binding

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upon each of the Partners, his heirs, successors, executors, administrators, trustees and assigns, except as otherwise provided in paragraph (b) below. The valuation shall be entered on Exhibit "B" and all Partners shall initial the entry.

     (b) The value determined in paragraph 4.06 shall be not less than the book value of the Partnership equity nor in excess of the Partnership equity as determined by substituting the market value of the real property in place of the book value of the real property as reflected in the most current financial statement of the Partnership.

     (c) If the valuation established pursuant to subparagraphs (a) and (b) above is more than two (2) years old at the time of an event requiring valuation of a Partnership interest, the Partnership shall attempt to establish a current valuation.

     Should the Partners be unable to agree on an Established Value, the matter shall be settled in accordance with the provisions of paragraph 5.12 hereof.

     4.07 PURCHASE OF INTEREST. From the date of the notice as provided in paragraphs 4.03 and 4.04 of this Article IV, or upon the death of a Partner, the terminated, with

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                                      -22-


drawing or deceased Partner shall be considered a vendor to the Partnership of his interest in the Partnership at a price equal to his percentage ownership of the Established Value, as determined pursuant to paragraph 4.06, minus fifteen percent (15%). The fifteen percent (15%) discount utilized herein is agreeable to all of the Partners as their reasonable estimate of the cost of borrowing money, additional legal and accounting fees, and a margin of error in the determination of the Established Value because of the forced sale nature of the transaction, and is not construed and is not to be construed by the parties as a penalty.

     Within forty-five (45) days of the remaining Partners' election to purchase the interest of a terminated, withdrawing or deceased Partner's interest, each Partner shall deliver to the terminated or withdrawing Partner, or the estate of a deceased Partner his pro rata portion of the purchase price as follows:

     (a)  Twenty-five percent (25%) in cash; and

     (b) The balance of the purchase price shall be represented by a promissory note providing for equal monthly installments of principal and interest (interest at seven and one-half percent (7.5%) simple) over a period of five (5) years.

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                                      -23-


     4.08 ASSUMPTION OF PARTNERSHIP OBLIGATIONS. On any purchase and liquidation of a Partnership interest being made as provided in this Article, transferee of said interest shall assume the transferor's interest in the Partnership obligations and shall protect and indemnify the withdrawing or terminated Partner, the personal representative and estate of a deceased Partner, and the property of any such withdrawing, deceased or terminated Partner from liability for any such obligations.

     4.09 PUBLICATION OF NOTICE. On any purchase and liquidation of a Partnership interest being made as provided in this Article, the remaining Partners shall, at their own costs and expenses, as soon as reasonably practicable after giving notice of the termination of interest in the Partnership or of exercise of their option to purchase such interest, cause to be prepared, published, filed and served all such notices as may be required by law to protect the withdrawing, or terminated Partner and the personal representative and estate of a deceased Partner from liability for future obligations of the Partnership business.

     4.10 DISSOLUTION WITH OR WITHOUT SALE. On dissolution of the Partnership other than as provided in this Article IV, the affairs of the Partnership shall be wound up, the assets liquidated, the debts paid, and the remaining funds

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                                      -24-


used (1) to repay each Partner for the amount then standing in this capital account; and (2) the balance, if any, shall be divided among the Partners in accordance with their respective percentages of ownership.

                                   ARTICLE V.

                                 MISCELLANEOUS.

     5.01 NOTICES. Any and all notices between the parties hereto provided for or permitted under these Articles or by law shall be in writing and shall be deemed duly served when personally delivered to a Partner, or in lieu of such personal services, when deposited in the United States mail, certified, postage prepaid, addressed to such Partner at the address of the principal place of business of the Partnership.

     5.02 CONSENTS AND AGREEMENTS. Any and all consents and agreements provided for or permitted by these Articles shall be in writing and a signed copy thereof shall be filed and kept with the books of the Partnership.

     5.03 ATTORNEY'S FEES. Should any litigation be commenced between the parties hereto or their personal representatives concerning any provision of these Articles or the rights and duties of any person in relation thereto, the party or parties prevailing in such litigation shall be

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                                      -25-


entitled, in addition to such other relief as may be granted, to a reasonable sum as and for their or his attorney's fees in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.

     5.04 AMENDMENTS. This Agreement may be amended only by the vote or written consent of the Partners holding not less than sixty-five percent (65%) in interest of the Partnership.

     5.05 CAPTIONS AND PRONOUNS. Any titles or captions of paragraphs contained in this Agreement are for convenience only and shall not be deemed a part of the context of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as identification of the person or persons, firm or firms, corporation or corporations may require.

     5.06 BINDING EFFECT. Except as otherwise herein provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and all persons hereafter having an interest in the Partnership, whether as assignees, admitted Partners or otherwise.

     5.07 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties and supersedes any

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                                      -26-


prior understandings or agreements between them respecting the within subject matter. There are no representations, agreements, arrangements or understanding of prior date, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     5.08 NEW PARTNERS. The Partnership shall not dissolve when new Partners are admitted. New Partners can be admitted by amendment to this Agreement.

     5.09 TAX ELECTION. In the event of the death of any Partner or of the death of a spouse of any Partner at a time when the Partnership shall not have already made the election provided in Section 743 of the Internal Revenue Code of 1954 to adjust the basis of the Partnership property, the estate of such deceased Partner or such surviving spouse, as the case may be, shall be entitled to determine whether the Partnership shall make such election and the remaining Partners shall abide by such determination.

     5.10 TIME. Time is of the essence for the performance of each term, covenant and condition contained in this Agreement.

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                                      -27-


     5.11 EXECUTION. Any executed copy of this Agreement shall be deemed an original for all purposes.

     5.12 DISPUTES. In the event that the Partners cannot reach agreement on any of the matters relating to the provisions of this Agreement, such dispute shall be submitted to arbitration in accordance with the then prevailing rules of the American Arbitration Association. The costs of such arbitration shall be borne one-half (1/2) by the Partnership and one-half (1/2) by the Partner or Partners adverse to the Partners holding a majority of the ownership interest in the Partnership.

                                        LARSE CORPORATION
                                        a California corporation

                                        Percentage Interest
                                                           ----------------

                                        By
                                          ---------------------------------

                                        By
                                          ---------------------------------


                                        VANDERSON CONSTRUCTION
                                        a California corporation

                                        Percentage Interest


                                        By
                                          ---------------------------------

                                        By
                                          ---------------------------------

                                        Percentage Interest
                                                           ----------------



                                        -----------------------------------
                                        DONN H. BYRNE



                                        Percentage Interest
                                                           ----------------


                                        -----------------------------------
                                        JOHN D. BRADY



                                        Percentage Interest
                                                           ----------------


                                        -----------------------------------
                                        THOMAS J. CUNNINGHAM, JR.



                                        Percentage Interest
                                                           ----------------


                                        -----------------------------------




                                        Percentage Interest
                                                           ----------------


                                        -----------------------------------

                              PROPERTY DESCRIPTION

                                      [Map]

                                ESTABLISHED VALUE

The total value of the partnership is agreed to be as follows:

1.   Date_______________________        Larse Corporation_______________________
     Valuation__________________        Vanderson Construction__________________
                                        Donn H. Byrne___________________________
                                        John D. Brady___________________________
                                        Thomas J. Cunningham, Jr._______________
                                        ________________________________________
                                        ________________________________________

2.   Date_______________________        Larse Corporation_______________________
     Valuation__________________        Vanderson Construction__________________
                                        Donn H. Byrne___________________________
                                        John D. Brady___________________________
                                        Thomas J. Cunningham, Jr._______________
                                        ________________________________________
                                        ________________________________________

3.   Date_______________________        Larse Corporation_______________________
     Valuation__________________        Vanderson Construction__________________
                                        Donn H. Byrne___________________________
                                        John D. Brady___________________________
                                        Thomas J. Cunningham, Jr._______________
                                        ________________________________________
                                        ________________________________________

4.   Date_______________________        Larse Corporation_______________________
     Valuation__________________        Vanderson Construction__________________
                                        Donn H. Byrne___________________________
                                        John D. Brady___________________________
                                        Thomas J. Cunningham, Jr._______________
                                        ________________________________________
                                        ________________________________________

5.   Date_______________________        Larse Corporation_______________________
     Valuation__________________        Vanderson Construction__________________
                                        Donn H. Byrne___________________________
                                        John D. Brady___________________________
                                        Thomas J. Cunningham, Jr._______________
                                        ________________________________________
                                        ________________________________________

6.   Date_______________________        Larse Corporation_______________________
     Valuation__________________        Vanderson Construction__________________
                                        Donn H. Byrne___________________________
                                        John D. Brady___________________________
                                        Thomas J. Cunningham, Jr._______________
                                        ________________________________________
                                        ________________________________________

7.   Date_______________________        Larse Corporation_______________________
     Valuation__________________        Vanderson Construction__________________
                                        Donn H. Byrne___________________________
                                        John D. Brady___________________________
                                        Thomas J. Cunningham, Jr._______________
                                        ________________________________________
                                        ________________________________________